UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 4, 2015

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4800 Scottsdale Road, Suite 4400
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 572-6050

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

Magellan Health, Inc. (“Magellan”) announced today that effective July 1, 2015, NIA Magellan, its specialty benefits management division, will be integrated into Magellan Healthcare, with Sam Srivastava, the CEO of Magellan Healthcare, leading the integration and the newly combined business unit. Tina Blasi, CEO of NIA Magellan, will remain employed until June 30, 2015 to provide strategic support on the transition and integration of the business units. Effective on June 30, 2015, Ms. Blasi’s employment will be terminated without cause.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated June 4, 2015.

Item 9.01.                     Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of business acquired:                                    Not applicable.

(b)  Pro forma financial information:                                                                                         Not applicable.

(d)  Exhibits:

Exhibit No.	Description
99.1	Registrant’s press release dated June 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: June 4, 2015	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer